Fees Summary	Nov. 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 344,999,880.00
Previously Paid Amount	0.00
Total Fee Amount	47,644.48
Total Offset Amount	0.00
Net Fee	$ 47,644.48
Final Prospectus	false